EXHIBIT 23.1
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                         [RICHARD & HEDRICK LETTERHEAD]



                          INDEPENDENT AUDITORS' CONSENT

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We consent to the use of our audit report, June 20, 2001, in the annual report on Form 10-K of ORA Electronics, Inc.


         /s/  Richard & Hedrick
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              RICHARD & HEDRICK
              Los Angeles, California

              July 31, 2001